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                                                                   EXHIBIT 23-1

                      [DELOITTE & TOUCHE LLP LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 8, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of MCN Corporation for the year ended December 31, 1995 and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.

Deloitte & Touche LLP

Detroit, Michigan
March 5, 1996